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                      SUPPLEMENT TO THE FEBRUARY 28, 2005,
                  SCHWAB INSTITUTIONAL SELECT FUNDS PROSPECTUS

THE INFORMATION IN THIS SUPPLEMENT IS EFFECTIVE AS OF MAY 25, 2005.

LIQUIDATION OF THE SCHWAB INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND AND THE SCHWAB INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND

At the Board of Trustees meeting held in May 2005, the Board of Trustees approved the closing and liquidation of the Schwab Institutional Select Large-Cap Value Index Fund and the Schwab Institutional Select Small-Cap Value Index Fund (the "Funds"). Accordingly, effective immediately, each Fund is closed to new investors and has stopped selling shares to existing shareholders. Also effective immediately, the Funds will no longer accept automatic investments from existing shareholders or exchanges into the Funds. Each Fund will redeem all of its outstanding shares on July 22, 2005 (the "Liquidation Date"), and distribute the proceeds to each Fund's respective shareholders.

Effective immediately, through the Liquidation Date, Schwab and each Fund's investment adviser will waive fees and reimburse each Fund for all operating expenses, and each Fund will waive its redemption fee.

As shareholders redeem shares of the Funds between the date of this supplement and the Liquidation Date, the Funds may not be able to continue to invest their assets in accordance with their stated investment policies as a result of the decrease in the Funds' assets. Accordingly, the Funds may not be able to achieve their investment objectives and may deviate from their investment policies during the period between the date of this supplement and the Liquidation Date.

As is the case with other redemptions, each shareholder's redemption, including a mandatory redemption, will constitute a taxable disposition of shares for shareholders who do not hold their shares through tax-advantaged plans. Shareholders should contact their tax advisors to discuss the potential income tax consequences of the liquidation.


               Please retain this supplement for future reference.

                                                [CHARLES SCHWAB LOGO]

Charles Schwab & Co., Inc. Member SIPC
REG32666 (05/25/05) (C)2005 All Rights Reserved